SHAREHOLDERS' EQUITY (Schedule of Stock-Based Compensation Expense in Statement of Operations) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Component of income (loss) before provision for income taxes:
Cost of revenue	$ 902	$ 1,120	$ 731
Research and development, net	714	850	692
Selling, general and administrative	4,121	6,137	4,990
Stock-based compensation expense	$ 5,737	$ 8,107	$ 6,413